Exhibit 99.1

Globus Medical promotes Keith Pfeil to Chief Operating Officer and Chief Financial Officer

Pfeil takes on expanded responsibilities while Globus fuels its next phase of growth

AUDUBON, Pa., Feb. 5, 2024 (GLOBE NEWSWIRE) -- Globus Medical, Inc. (NYSE: GMED), a leading musculoskeletal solutions company, today announced the promotion of Keith Pfeil as chief operating officer (COO) and chief financial officer (CFO).

Having served as the Company’s CFO since August 2019, in this expanded role, Pfeil will help further drive the Company's strategic roadmap through business and operational planning as well as financial performance management. He will oversee all day-to-day operational activities of the corporation for successful attainment of yearly business plans, ensuring strong growth and profit, in addition to overseeing all finance activities and representing the organization to external stakeholders.

"With a track record of over 20 years of high-performance industry experience, including the past four years with Globus, Keith has demonstrated operational and financial leadership and a deep passion for our business," said Dan Scavilla, president and chief executive officer of Globus Medical, to whom Pfeil will continue reporting. "I am confident he will help us continue to unlock operational efficiency, deliver the next phase of profitable growth, and ensure a successful transition through our ongoing integration following our merger with NuVasive, which continues to progress according to plan."

"I am excited to take on the role of COO in addition to my current role of CFO, as Globus continues to build on the momentum we have created to transform our industry and help change more patient lives around the globe," said Pfeil. "I look forward to continuing to work with our board of directors, Dan and the executive leadership team to further realize our growth potential."

The Company expects to announce its fourth quarter and full year 2023 financial results on February 20, 2024, after the market close.

About Globus Medical, Inc.

Globus Medical, Inc. is a leading musculoskeletal solutions company based in Audubon, PA. The company was founded in 2003 by an experienced team of professionals with a shared vision to create products that enable surgeons to promote healing in patients with musculoskeletal disorders. Additional information can be accessed at www.globusmedical.com.

Safe Harbor Statements

All statements included in this press release other than statements of historical fact are forward-looking statements and may be identified by their use of words such as “believe,” “may,” “might,” “could,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and other similar terms.  These forward-looking statements are based on our current assumptions, expectations and estimates of future events and trends.  Forward-looking statements are only predictions and are subject to many risks, uncertainties and other factors that may affect our businesses and operations and could cause actual results to differ materially from those predicted.  These risks and uncertainties include, but are not limited to, the risks and costs associated with the integration of, and our ability to integrate the NuVasive business successfully and to achieve anticipated synergies, health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic, factors affecting our quarterly results, our ability to manage our growth, our ability to sustain our profitability, demand for our products, our ability to compete successfully (including without limitation our ability to convince surgeons to use our products and our ability to attract and retain sales and other personnel), our ability to rapidly develop and introduce new products, our ability to develop and execute on successful business strategies, our ability to comply with laws and regulations that are or may become applicable to our businesses, our ability to safeguard our intellectual property, our success in defending legal proceedings brought against us, trends in the medical device industry, general economic conditions, and other risks.  For a discussion of these and other risks, uncertainties and other factors that could affect our results, you should refer to the disclosure contained in our most recent annual report on Form 10-K filed with the U.S. Securities and Exchange Commission, including the sections labeled “Risk Factors” and “Cautionary Note Concerning Forward-Looking Statements,” and in our Forms 10-Q, Forms 8-K and other filings with the U.S. Securities and Exchange Commission.  These documents are available at www.sec.gov.   Moreover, we operate in an evolving environment.  New risk factors and uncertainties emerge from time to time and it is not possible for us to predict all risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements.  Forward-looking statements contained in this press release speak only as of the date of this press release.  We undertake no obligation to update any forward-looking statements as a result of new information, events or circumstances or other factors arising or coming to our attention after the date hereof.

Contact:

Brian Kearns

Senior Vice President, Business Development and Investor Relations

Phone: (610) 930-1800

Email: investors@globusmedical.com

www.globusmedical.com

Moran Chavez

Senior Director, Corporate Affairs

Phone: (619) 318-7681

Email: media@nuvasive.com